On December 3, 2013, Republic Airways Holdings Inc. (the "Company") completed the sale of all of the outstanding shares of its wholly owned subsidiary, Frontier Airlines Holdings, Inc. ("Frontier"), to Falcon Acquisition Group, Inc., an affiliate of Indigo Partners LLC (the "Buyer") pursuant to a Stock Purchase Agreement between the Company and the Buyer dated as of September 30, 2013 (the "Purchase Agreement"). The sale included the Company's rights and obligations under agreements with Airbus S.A.S relating to the purchase and maintenance of A320neo aircraft which were assigned to Frontier at the closing. At the closing, the the Company received approximately $84 million in cash related to the sale of Frontier, of which approximately $52 million is subject to certain final reconciliation adjustments under the Purchase Agreement. In addition, Frontier retained approximately $108 million of indebtedness.
The unaudited pro forma balance sheet as of September 30, 2013 was prepared as if the disposition occurred on that date and the adjustments give effect to events that are directly attributable to the transaction, that have a continuing impact and are nonrecurring. The unaudited pro forma consolidated statements of income were prepared as if the disposition occurred on January 1, 2010. The pro forma adjustments for the years ended December 31, 2012, 2011, 2010 and the nine months ended September 30, 2013 give effect to actions taken in conjunction with the disposal. The pro forma adjustments include, the elimination of interest expense associated with the repayment of $79 million of current debt, with proceeds received from transaction. The pro forma adjustments are based on factually supportable available information and certain assumptions that management believes are reasonable.
The pro forma statements do not purport to represent what the results of operations or financial position of Frontier would have been had the transaction occurred on the dates noted above, or to project the results of operations or the financial position of Frontier for any future periods. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial information have been made.
The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company included in its 2012 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter and nine months ended September 30, 2013.

	Unaudited Pro Forma Condensed Consolidated Statement of Operation
	Nine Months ended September 30, 2013
	As Reported (1)	Pro Forma Adjustments (2)	Pro Forma
OPERATING REVENUES:
Fixed-fee service	$941.2		$941.2
Passenger service	41.6		41.6
Charter and other	17.2		17.2
Total operating revenues	1,000.0		1,000.0

OPERATING EXPENSES:
Wages and benefits	256.6		256.6
Aircraft fuel	37.1		37.1
Landing fees and airport rents	38.3		38.3
Aircraft and engine rent	91.6		91.6
Maintenance and repair	184.0		184.0
Insurance and taxes	18.5		18.5
Depreciation and amortization	110.5		110.5
Promotion and sales	2.1		2.1
Other impairment charges	21.2		21.2
Other	105.4		105.4
Total operating expenses	865.3		865.3

OPERATING INCOME (LOSS)	134.7		134.7
OTHER INCOME (EXPENSE):
Interest expense	(83.1)	3.5	(79.6)
Other—net	0.1		0.1
Total other expense	(83.0)	3.5	(79.5)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51.7	3.5	55.2

INCOME TAX EXPENSE (BENEFIT)	19.9	1.3	21.2

INCOME (LOSS) FROM CONTINUING OPERATIONS	31.8	2.2	34.0

INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - BASIC	$0.64		$0.68
INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - DILUTED	$0.60		$0.64

(1)	Amounts as originally reported by Republic in its 2013 third quarter report filed on form 10-Q. Businesses previously reported as discontinued operations are excluded from these results.

(2)    Represents pro forma adjustments which includes, repayment of $79 million of debt with a discount rate of 5.87%.

	Unaudited Pro Forma Condensed Consolidated Statement of Operation
	Year ended December 31, 2012
	As Reported (1)	Disposition of Frontier (2)	Pro Forma Adjustments (3)	Pro Forma
OPERATING REVENUES:
Fixed-fee service	$1,102.1	$—		$1,102.1
Passenger service	1,556.8	(1,308.9)		247.9
Charter and other	152.0	(124.5)		27.5
Total operating revenues	2,810.9	(1,433.4)		1,377.5

OPERATING EXPENSES:
Wages and benefits	562.3	(253.9)		308.4
Aircraft fuel	693.7	(532.3)		161.4
Landing fees and airport rents	169.7	(108.2)		61.5
Aircraft and engine rent	243.2	(132.5)		110.7
Maintenance and repair	296.3	(61.1)		235.2
Insurance and taxes	38.1	(13.4)		24.7
Depreciation and amortization	190.6	(30.6)		160.0
Promotion and sales	110.5	(97.8)		12.7
Other impairment charges	—	—		—
Other	293.6	(159.5)		134.1
Total operating expenses	2,598.0	(1,389.3)		1,208.7

OPERATING INCOME (LOSS)	212.9	(44.1)		168.8
OTHER INCOME (EXPENSE):
Interest expense	(127.0)	9.3	4.6	(113.1)
Other—net	0.3	(0.1)	—	0.2
Total other expense	(126.7)	9.2	4.6	(112.9)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	86.2	(34.9)	4.6	55.9

INCOME TAX EXPENSE (BENEFIT)	34.9	(15.0)	1.8	21.7

INCOME (LOSS) FROM CONTINUING OPERATIONS	51.3	(19.9)	2.8	34.2

INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - BASIC	$1.06			$0.71
INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - DILUTED	$1.02			$0.69

(1)	Amounts as originally reported by Republic in its 2012 report filed on form 10-K.

(2)    Represents Frontier Airlines, Inc. and related businesses' results of operations for the period.

(3)    Represents pro forma adjustments which includes, repayment of $79 million of debt with a discount rate of 5.87%.

	Unaudited Pro Forma Condensed Consolidated Statement of Operation
	Year ended December 31, 2011
	As Reported	Disposition of Frontier	Pro Forma Adjustments	Pro Forma
OPERATING REVENUES:
Fixed-fee service	$1,079.0	$—		$1,079.0
Passenger service	1,694.5	(1,305.0)		389.5
Charter and other	91.0	(45.1)		45.9
Total operating revenues	2,864.5	(1,350.1)		1,514.4

OPERATING EXPENSES:
Wages and benefits	560.6	(263.5)		297.1
Aircraft fuel	821.1	(517.8)		303.3
Landing fees and airport rents	167.7	(102.7)		65.0
Aircraft and engine rent	251.5	(134.5)		117.0
Maintenance and repair	297.2	(61.5)		235.7
Insurance and taxes	42.1	(16.0)		26.1
Depreciation and amortization	200.2	(37.4)		162.8
Promotion and sales	133.6	(110.3)		23.3
Other impairment charges	191.1	—		191.1
Other	305.0	(188.8)		116.2
Total operating expenses	2,970.1	(1,432.5)		1,537.6

OPERATING INCOME (LOSS)	(105.6)	82.4		(23.2)
OTHER INCOME (EXPENSE):
Interest expense	(137.3)	11.3	4.7	(121.3)
Other—net	0.5	(0.4)	—	0.1
Total other expense	(136.8)	10.9	4.7	(121.2)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(242.4)	93.3	4.7	(144.4)

INCOME TAX EXPENSE (BENEFIT)	(90.6)	35.3	1.8	(53.5)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(151.8)	58.0	2.9	(90.9)

INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - BASIC	$(3.14)			$(1.88)
INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - DILUTED	$(3.14)			$(1.88)

(1)	Amounts as originally reported by Republic in its 2012 report filed on form 10-K.

(2)    Represents Frontier Airlines, Inc. and related businesses' results of operations for the period.

(3)    Represents pro forma adjustments which includes, repayment of $79 million of debt with a discount rate of 6.0%.

	Unaudited Pro Forma Condensed Consolidated Statement of Operation
	Year ended December 31, 2010
	As Reported (1)	Disposition of Frontier (2)	Pro Forma Adjustments (3)	Pro Forma
OPERATING REVENUES:
Fixed-fee service	$1,030.3	$201.5		$1,231.8
Passenger service	1,541.3	(1,541.3)		—
Charter and other	82.1	(65.9)		16.2
Total operating revenues	2,653.7	(1,405.7)		1,248.0

OPERATING EXPENSES:
Wages and benefits	549.9	(260.2)		289.7
Aircraft fuel	616.9	(548.9)		68.0
Landing fees and airport rents	170.7	(118.9)		51.8
Aircraft and engine rent	240.6	(121.0)		119.6
Maintenance and repair	255.8	(50.0)		205.8
Capacity purchase agreement		—		—
Insurance and taxes	45.5	(17.5)		28.0
Depreciation and amortization	204.5	(42.8)		161.7
Promotion and sales	134.8	(134.8)		—
Other impairment charges	11.5	(11.5)		—
Other	290.1	(178.0)	—	112.1
Total operating expenses	2,520.3	(1,483.6)	—	1,036.7

OPERATING INCOME (LOSS)	133.4	77.9	—	211.3
OTHER INCOME (EXPENSE):
Interest expense	(151.7)	13.8	4.7	(133.2)
Other—net	(3.2)	6.6	—	3.4
Total other expense	(154.9)	20.4	4.7	(129.8)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(21.5)	98.3	4.7	81.5

INCOME TAX EXPENSE (BENEFIT)	(7.7)	36.9	1.8	31.0

INCOME (LOSS) FROM CONTINUING OPERATIONS	(13.8)	61.4	2.9	50.5

INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - BASIC	$(0.38)			$1.40
INCOME (LOSS) FROM CONTINUING OPERATIONS PER COMMON SHARE - DILUTED	$(0.38)			$1.36

(1)	Amounts as originally reported by Republic in its 2012 report filed on form 10-K.

(2)
Represents Frontier Airlines, Inc. results of operations for the period, including adjustment for capacity purchase agreement flying completed by Republic on behalf of Frontier and other related businesses.

(3)	Represents pro forma adjustments which includes, repayment of $79 million of debt with a discount rate of 6.0%.

	Unaudited Pro Forma Condensed Consolidated Balance Sheet
	September 30, 2013
	As Reported (1)	Disposition of Frontier (2)	Pro Forma Adjustments (3)	Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$191.9	$84.0	$(84.0)	$191.9
Restricted cash	32.2			32.2
Receivables—net of allowance for doubtful accounts of $1.5 and $1.3 respectively	31.0			31.0
Inventories	72.7			72.7
Prepaid expenses and other current assets	13.9			13.9
Assets held for sale	594.8	(594.8)		—
Deferred income taxes	48.3			48.3
Total current assets	984.8	(510.8)	(84.0)	390.0
Aircraft and other equipment—net	2,354.5			2,354.5
Maintenance deposits	33.0			33.0
Other intangible assets—net	9.0			9.0
Other assets	239.8			239.8
Total assets	$3,621.1	$(510.8)	$(84.0)	$3,026.3
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term debt	$234.8		$(79.0)	$155.8
Accounts payable	21.7			21.7
Accrued liabilities	163.6	5.0	(5.0)	163.6
Liabilities held for sale	517.8	(517.8)		—
Total current liabilities	937.9	(512.8)	(84.0)	341.1
Long-term debt—less current portion	1,760.9			1,760.9
Deferred credits and other non-current liabilities	104.5			104.5
Deferred income taxes	286.3			286.3
Total liabilities	3,089.6	(512.8)	(84.0)	2,492.8
Total stockholders' equity (4)	531.5	2.0	—	533.5
Total liabilities and stockholders' equity	$3,621.1	$(510.8)	$(84.0)	$3,026.3

(1)	Amounts as originally reported by Republic Airways Holdings, Inc. in its fiscal 2013 third quarter report filed on form 10-Q.

(2)    Represents the net assets of Frontier as of September 30, 2013.

(3)	Represents pro forma adjustments which include repayment of $79 million of aircraft and other equipment debt and $5 million of estimated transaction fees.

(4)
Reflects a revision to the estimated loss attributed to the sale of Frontier that closed on December 3, 2013. This amount is a reduction to the estimated loss of $48 milllion reflected in our historical consolidated financial statements as of and for the period ended September 30, 2013.  The actual gain on sale will differ from the pro forma estimate due to finalization of certain adjustments to the purchase price under the Purchase Agreement.